                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 28, 1998


                             NEW VALLEY CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


              1-2493                               13-5482050
     (Commission File Number)         (I.R.S. Employer Identification No.)


     100 S.E. SECOND STREET, MIAMI, FLORIDA          33131
     (Address of principal executive offices)      (Zip Code)


                                 (305) 579-8000
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On September 28, 1998, New Valley Corporation (the "Company") completed the sale to institutional investors of four commercial office buildings (the "Office Buildings") for an aggregate purchase price of $112.4 million. The Company received approximately $13.0 million in cash from the transaction before closing adjustments and expenses. The Office Buildings were subject to approximately $99.0 million of mortgage financing which was retired at closing.

         The Office Buildings consist of two adjacent commercial office buildings in Troy, Michigan and two adjacent commercial office buildings in Bernards Township, New Jersey. The Company sold the Office Buildings in Michigan to PW/MS OP Sub I, LLC, a Delaware limited liability company (the "Michigan Purchaser"), and the Office Buildings in New Jersey to OTR, an Ohio general partnership acting as the duly authorized nominee of The State Teachers Retirement System of Ohio (the "New Jersey Purchaser").

         The sale of the Office Buildings was effected pursuant to a Sale-Purchase Agreement (the "Purchase Agreement"), dated as of September 2, 1998, by and between the Company and the Michigan Purchaser. Prior to the closing of the sale, the Michigan Purchaser assigned and delegated to the New Jersey Purchaser its rights and obligations under the Purchase Agreement pertaining to the purchase of the Office Buildings in New Jersey. The sale was negotiated on an arm's-length basis between the Company and the Michigan Purchaser. None of the purchasers is affiliated with the Company or any of its affiliates, or any director or officer of the Company, or any affiliate or associate of any such director or officer.

         The foregoing summary of the sale of the Office Buildings is qualified in its entirety by reference to the text of the Purchase Agreement and related agreements and the Company's Press Release dated September 29, 1998, which are attached hereto as exhibits and are incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (b)      Pro Forma Financial Information.

                  On September 28, 1998, the Company consummated the sale to institutional investors of the Office Buildings. The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1997 and for the six months ended June 30, 1998 present the results of operations of the Company assuming the sale of the Office Buildings had been consummated as of the beginning of the periods presented.

         The Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1998 reflects the assets, liabilities and capitalization of the Company after giving effect to the elimination of the assets and liabilities relating to the Office Buildings, the receipt of the sale proceeds and the retirement of mortgage financing.

         The pro forma information does not purport to be indicative of the results of operations or the financial position which would have actually been obtained if the sale of the Office Buildings had been consummated as of the beginning of the periods presented or at June 30, 1998. In





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addition, the pro forma financial information does not purport to be indicative of results of operations or financial position which may be obtained in the future.

         The pro forma financial information should be read in conjunction with the Company's historical Consolidated Financial Statements and Notes thereto contained in the Company's 1997 Annual Report on Form 10-K, as amended, and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998.





































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                     NEW VALLEY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                       June 30, 1998
                                                                       ----------------------------------------------
                                                                                       Pro Forma
                                                                        Historical    Adjustments      Pro Forma
                                                                       ------------   -----------      ----------
                               ASSETS
Current assets:
    Cash and cash equivalents.....................................     $    5,606     $   11,812 (B)   $   17,418
    Investment securities available for sale......................         33,856                          33,856
    Trading securities owned......................................         42,701                          42,701
    Restricted assets.............................................          4,448            (61)(A)        4,387
    Receivable from clearing brokers..............................          1,609                           1,609
    Other current assets..........................................          2,302           (475)(A)        1,827
                                                                       ----------     ----------       ----------
         Total current assets.....................................         90,522         11,276          101,798
                                                                       ----------     ----------       ----------

Investment in real estate, net....................................        185,916       (106,012)(B)       79,904
Furniture and equipment, net......................................         11,275                          11,275
Restricted assets.................................................          5,640            478 (B)        6,118
Long-term investments, net........................................         23,725                          23,725
Investment in joint venture.......................................         59,682                          59,682
Other assets......................................................         10,712         (1,364)(A)        9,348
                                                                       ----------     ----------       ----------
         Total assets.............................................     $  387,472     $  (95,622)      $  291,850
                                                                       ==========     ==========       ==========

              LIABILITIES AND SHAREHOLDERS' DEFICIENCY

Current liabilities:
    Margin loans payable..........................................     $   12,374     $       --       $   12,374
    Current portion of notes payable and other long-term
       obligations................................................            668           (349)(B)          319
    Accounts payable and accrued liabilities......................         34,929         (1,022)(A)
                                                                                             150 (B)       34,057

    Prepetition claims and restructuring accruals.................         12,402                          12,402
    Income taxes..................................................         18,736                          18,736
    Securities sold, not yet purchased............................         22,826                          22,826
                                                                       ----------     ----------       ----------
         Total current liabilities................................        101,935         (1,221)         100,714
                                                                       ----------     ----------       ----------

Notes payable.....................................................        153,557        (98,757)(A)       54,800
Other long-term obligations.......................................         15,852            (61)(A)       15,791

Redeemable preferred shares.......................................        285,932                         285,932

Commitments and Contingencies.....................................

Shareholders' deficiency:
    Cumulative preferred shares; liquidation preference of $69,769;
       dividends in arrears, $152,166 and $139,412................            279                             279
    Common Shares, $.01 par value; 850,000,000 shares authorized;
       9,577,624 shares outstanding...............................             96                              96
    Additional paid-in capital....................................        578,238                         578,238
    Accumulated deficit...........................................       (748,266)         4,417 (C)     (743,849)
    Unearned compensation on stock options........................            (51)                            (51)
    Accumulated other comprehensive income........................           (100)                           (100)
                                                                       ----------     ----------       ----------

         Total shareholders' deficiency...........................       (169,804)         4,417         (165,387)
                                                                       ----------     ----------       ----------

         Total liabilities and shareholders' deficiency...........     $  387,472     $  (95,622)      $  291,850
                                                                       ==========     ==========       ==========

---------------------

(A) To eliminate the operations of the Office Buildings.
(B) To record the sale of the Office Buildings.
(C) Represents the gain realized on the sale of the Office Buildings.



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                     NEW VALLEY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                               Year Ended December 31, 1997
                                                                       ----------------------------------------------
                                                                                      Pro Forma
                                                                          Historical  Adjustments         Pro Forma
                                                                          ----------  -----------         ---------
Revenues:
    Principal transactions, net.................................          $  16,754                       $  16,754
    Commissions.................................................             16,727                          16,727
    Corporate finance fees......................................             12,514                          12,514
    Gain on sale of investments.................................             20,492                          20,492
    Real estate leasing.........................................             27,067      $(14,506) (A)       12,561
    Computer sales and service..................................              3,947                           3,947
    Interest and dividends......................................              9,417           (66) (A)        9,351
    Other income................................................              7,650            --             7,650
                                                                          ---------   -----------         ---------

         Total revenues.........................................            114,568       (14,572)           99,996
                                                                          ---------   -----------         ---------

Costs and expenses:
    Selling, general and administrative expenses................            119,205        (7,444) (A)      111,761
    Interest....................................................             16,988        (7,463) (A)        9,525
    Write-down of long-term investments ........................              3,796            --             3,796
                                                                          ---------   -----------         ---------

         Total costs and expenses...............................            139,989       (14,907)          125,082
                                                                          ---------   -----------         ---------

Loss from continuing operations before income taxes.............            (25,421)         (335)          (25,086)

Income tax provision ...........................................                186                             186
Minority interests in loss from continuing operations of
    consolidated subsidiary.....................................              1,347            --             1,347
                                                                          ---------   -----------         ---------

Loss from continuing operations.................................            (24,260)         (335)          (23,925)

Discontinued operations:
    Gain on disposal of discontinued operations.................              3,687            --             3,687
                                                                          ---------   -----------         ---------

         Income from discontinued operations....................              3,687            --             3,687
                                                                          ---------   -----------         ---------

Net loss .......................................................            (20,573)         (335)          (20,238)

Dividend requirements on preferred shares.......................            (68,475)           --           (68,475)
                                                                          ---------   -----------         ---------

Net loss applicable to Common Shares............................          $ (89,048)  $      (335)        $ (88,713)
                                                                          =========   ===========         =========

Loss per Common Share (basic and diluted):

     Continuing operations......................................          $   (9.68)  $       .04         $   (9.64)
     Discontinued operations....................................                .38            --               .38
                                                                          ---------   -----------         ---------
     Net loss per Common Share..................................          $   (9.30)  $       .04         $   (9.26)
                                                                          =========   ===========         =========

Number of shares used in computation............................          9,578,000                       9,578,000
                                                                          =========                       =========


---------------------

(A) To eliminate the operations of the Office Buildings.







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                     NEW VALLEY CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                              Six Months Ended June 30, 1998
                                                                       -----------------------------------------
                                                                                     Pro Forma
                                                                        Historical   Adjustments      Pro Forma
                                                                       -----------   -----------      ----------
Revenues:
     Principal transactions, net................................        $   8,336     $                $   8,336
     Commissions................................................           14,153                         14,153
     Corporate finance fees.....................................            4,282                          4,282
     Gain on sale of investments, net...........................            8,562                          8,562
     Loss in joint venture......................................             (487)                          (487)
     Real estate leasing........................................           13,721        (7,506) (A)       6,215
     Interest and dividends.....................................            5,391           (47) (A)       5,344
     Computer sales and service.................................              459                            459
     Other income...............................................            4,695                          4,695
                                                                        ---------     ---------        ---------

         Total revenues.........................................           59,112        (7,553)          51,559
                                                                        ---------     ---------        ---------

Cost and expenses:
     Operating, general and administrative......................           59,357        (3,860) (A)      55,497
     Interest...................................................            7,612        (3,723) (A)       3,889
     Provision for loss on long-term investment.................               --                             --
                                                                        ---------     ---------        ---------

         Total costs and expenses...............................           66,969        (7,583)          59,386
                                                                        ---------     ---------        ---------

Loss from continuing operations before income taxes
     and minority interests.....................................           (7,857)          (30)          (7,827)

Income tax provision............................................               21                             21

Minority interests in loss from continuing operations
     of consolidated subsidiaries...............................            1,159            --            1,159
                                                                        ---------     ---------        ---------

Loss from continuing operations.................................           (6,719)          (30)          (6,689)

Discontinued operations:
     Gain on disposal of discontinued operations................              880            --              880
                                                                        ---------     ---------        ---------

     Income from discontinued operations........................              880            --              880
                                                                        ---------     ---------        ---------

Net loss........................................................           (5,839)          (30)          (5,809)

Dividend requirements on preferred shares.......................          (38,590)           --          (38,590)
                                                                        ---------     ---------        ---------

Net loss applicable to Common Shares............................        $ (44,429)    $     (30)       $ (44,399)
                                                                        =========     =========        =========

Loss per Common Share (basic and diluted):
     Continuing operations......................................        $   (4.73)    $      --        $   (4.73)
     Discontinued operations....................................              .09            --              .09
                                                                        ---------     ---------        ---------
     Net loss per Common Share..................................        $   (4.64)    $      --        $   (4.64)
                                                                        =========     =========        =========

Number of shares used in computation............................        9,578,000                      9,578,000
                                                                        =========                      =========


---------------------

(A) To eliminate the operations of the Office Buildings.













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                  (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

2.1 Sale-Purchase Agreement dated as of September 2, 1998 by and between the Company and the Michigan Purchaser.

99.1     Press Release of the Company dated September 29, 1998.










































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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NEW VALLEY CORPORATION


                                 By: /s/ J. Bryant Kirkland III
                                     ------------------------------------------
                                     J. Bryant Kirkland III
                                     Vice President and Chief Financial Officer



Date:  October 5, 1998









































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